                                                                     EXHIBIT 4.2

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                         REGISTRATION RIGHTS AGREEMENT


                         Dated as of December 17, 1996

                                  by and among

                            PLASTIC CONTAINERS, INC.
                      CONTINENTAL PLASTIC CONTAINERS, INC.
                                      AND
                     CONTINENTAL CARIBBEAN CONTAINERS, INC.

                                      and

              DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
                              LEHMAN BROTHERS INC.
                                      and
                    SOCIETE GENERALE SECURITIES CORPORATION


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

     This Registration Rights Agreement (this "Agreement") is made and entered
                                               ---------
into as of December 17, 1996, by and among Plastic Containers, Inc., a Delaware corporation (the "Company"), Continental Plastic Containers, Inc., a Delaware
                  -------
corporation ("CPC"), Continental Caribbean Containers, Inc., a Delaware
              ---
corporation ("Caribbean", and, together with CPC, the "Guarantors"), and
              ---------                                ----------
Donaldson, Lufkin & Jenrette Securities Corporation, Lehman Brothers Inc. and Societe Generale Securities Corporation (each, an "Initial Purchaser" and,
                                                   -----------------
collectively, the "Initial Purchasers").
                   ------------------


     This Agreement is made pursuant to the Purchase Agreement, dated December 11, 1996 (the "Purchase Agreement"), by and among the Company, the Guarantors
               ------------------
and the Initial Purchasers. In order to induce the Initial Purchasers to purchase thereunder the Company's 10% Senior Secured Notes due 2006, Series A (the "Series A Notes"), the Company has agreed to provide the registration
      --------------
rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in the Purchase Agreement.

     The parties hereby agree as follows:

SECTION 1.    DEFINITIONS

     As used in this Agreement, the following capitalized terms shall have the following meanings:

     Act:  The Securities Act of 1933, as amended.
     ---

     Business Day:  Any day except a Saturday, Sunday or other day in the City
     ------------
of New York, or in the city of the corporate trust office of the Trustee, on which banks are authorized to close.

     Broker-Dealer:  Any broker or dealer registered under the Exchange Act.
     -------------

     Broker-Dealer Transfer Restricted Securities:  Series B Notes that are
     --------------------------------------------
acquired by a Broker-Dealer in the Exchange Offer in exchange for Series A Notes that such Broker-Dealer acquired for its own account as a result of market making activities or other trading activities (other than Series A Notes acquired directly from the Company or any of its affiliates).

     Closing Date:  The date hereof.
     ------------

     Commission:  The Securities and Exchange Commission.
     ----------

     Consummate:  The Exchange Offer shall be deemed "Consummated" for purposes
     ----------
of this Agreement upon the occurrence of (a) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Series B Notes to be issued in the Exchange Offer, (b) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to
Section 3(b) hereof and (c) the delivery by the Company to the Trustee under the Indenture of Series B Notes in the same aggregate principal amount as the aggregate principal amount of Series A Notes tendered by Holders thereof pursuant to the Exchange Offer.

     Damages Payment Date:  With respect to the Series A Notes, each Interest
     --------------------
Payment Date.

     Exchange Act:  The Securities Exchange Act of 1934, as amended.
     ------------

     Exchange Offer:  The offer by the Company to Holders of all outstanding
     --------------
Transfer Restricted Securities pursuant to the Exchange Offer Registration Statement to exchange any or all such outstanding Transfer Restricted Securities for an equal principal amount of Series B Notes.

     Exchange Offer Registration Statement:  The Registration Statement relating
     -------------------------------------
to the Exchange Offer.

     Exempt Resales:  The transactions in which the Initial Purchasers propose
     --------------
to sell the Series A Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act, to certain institutional "accredited investors," as such term is defined in Rule 501(a)(1), (2), (3), (5) and (7) of Regulation D under the Act, and outside the United States in compliance with Regulation S under the Act.

     Global Note:  As defined in the Indenture.
     -----------

     Holders:  As defined in Section 2 hereof.
     -------

     Indemnified Holder:  As defined in Section 8(a) hereof.
     ------------------

     Indenture:  The Indenture, dated the Closing Date, among the Company, the
     ---------
Guarantors and United States Trust Company of New York, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is
 -------
amended or supplemented from time to time in accordance with the terms thereof.

     Interest Payment Date:  As defined in the Indenture and the Notes.
     ---------------------

     NASD:  National Association of Securities Dealers, Inc.
     ----

     Named Holder:  As defined in Section 6(c)(iv) hereof.
     ------------

     Notes:  The Series A Notes and the Series B Notes.
     -----

     Person:  An individual, partnership, corporation, trust, unincorporated
     ------
organization, other business entity or a government or agency or political subdivision thereof.

     Physical Securities:  As defined in the Indenture.
     -------------------

     Prospectus:  The prospectus included in a Registration Statement at the
     ----------
time such Registration Statement is declared effective, or as amended or supplemented by any prospectus supplement and by all other amendments thereto, including those included in post-effective amendments to the Registration Statement, and all material incorporated by reference into such Prospectus.

     Record Holder:  With respect to any Damages Payment Date, each Person who
     -------------
is a Holder of Notes on the record date with respect to the Interest Payment Date on which such Damages Payment Date shall occur.

     Registration Default:  As defined in Section 5 hereof.
     --------------------

     Registration Statement:  Any registration statement of the Company and the
     ----------------------
Guarantors under the Act relating to (a) an offering of Series B Notes pursuant to the Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, in each case, (i) which is filed pursuant to the provisions of this Agreement and (ii) including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

     Restricted Broker-Dealer:  Any Broker-Dealer which holds Broker-Dealer
     ------------------------
Transfer Restricted Securities.

     Series A Notes:  As defined in the preamble hereto.
     --------------

     Series B Notes:  The Company's 10% Senior Secured Notes due 2006, Series B,
     --------------
to be issued pursuant to the Indenture (i) in the Exchange Offer or (ii) upon the request of any Holder of Series A Notes covered by a Shelf Registration Statement, in exchange for such Series A Notes.

     Shelf Registration Statement:  As defined in Section 4 hereof.
     ----------------------------

     TIA:  The Trust Indenture Act of 1939 as in effect on the date of the
     ---
Indenture.

     Transfer Restricted Securities:  Each Note, until the earliest to occur of
     ------------------------------
(a) the date on which such Note is exchanged in the Exchange Offer for a Series B Note which may be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Note has been sold or otherwise disposed of in accordance with a Shelf Registration Statement, (c) the date on which such Note is disposed of by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein) and (d) the date on which such Note is distributed to the public pursuant to Rule 144 under the Act.

     underwriters:  As defined in Section 11 hereof.
     ------------

     Underwritten Registration or Underwritten Offering:  A registration or
     -------------------------    ---------------------
offering in which Notes are sold to an underwriter for reoffering to the public.

SECTION 2.    HOLDERS

     A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities of record.
   ------


SECTION 3.    REGISTERED EXCHANGE OFFER

     (a) Unless the Exchange Offer shall not be permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with), the Company and the Guarantors shall (i) cause to be filed with the Commission, as soon as practicable after the Closing Date but in no event later than 35 days after the Closing Date, the Exchange Offer Registration Statement,
(ii) use their respective best efforts to cause such Exchange Offer Registration Statement to become effective at the earliest possible time, but in no event later than 130 days after the Closing Date, (iii) unless the Exchange Offer would not be permitted by applicable law or Commission policy, commence the Exchange Offer on or prior to five Business Days after the date on which the Exchange Offer Registration Statement is declared effective by the Commission, and use their respective best efforts to issue Series B Notes in exchange for all Transfer Restricted Securities tendered prior thereto in the Exchange Offer,
(iv) in connection with the foregoing, (A) file all pre-effective amendments to such Exchange Offer Registration Statement as may be necessary in order to cause such Exchange Offer Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Exchange Offer Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings, if any, in connection with the registration and qualification of the Series B Notes to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer; provided, however, that neither the Company nor any Guarantor shall be required in this connection to register or qualify as a foreign corporation or a dealer where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject; and (v) upon the effectiveness of such Exchange Offer Registration Statement, commence and Consummate the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form under the Act for the registration of the Series B Notes to be offered in exchange for the Series A Notes that are Transfer Restricted Securities and to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers as contemplated by Section 3(c) below.

     (b) The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer Registration Statement to be effective continuously, and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws; provided, however, that in no event shall such period be less than 20 Business Days. The Company and the Guarantors shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Notes shall be included in the Exchange Offer Registration Statement. The Company and the Guarantors shall use their respective best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 Business Days thereafter.

     (c) The "Plan of Distribution" section in the Prospectus contained in the Exchange Offer Registration Statement shall indicate that any Restricted Broker-Dealer who holds Series A Notes that are Transfer Restricted Securities and that were acquired for the account of such Broker-Dealer as a result of market-making activities or other trading activities may exchange such Series A Notes (other than Transfer Restricted Securities acquired directly from the Company or any Affiliate of the Company) pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and must, therefore, deliver a prospectus meeting the requirements of the Act in connection with its initial sale of the Broker-Dealer Transfer Restricted Securities received by such Restricted Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus. Such "Plan of Distribution" section shall also contain all other information with respect to such sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers that the Commission may require in order to permit such sales pursuant thereto, but such "Plan of Distribution" shall not name any such Restricted Broker-Dealer or disclose the amount of Notes held by any such Restricted Broker-Dealer, except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

     The Company and the Guarantors shall use their respective best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer is Consummated.

     The Company and the Guarantors shall promptly provide sufficient copies of the latest version of the Prospectus to such Restricted Broker-Dealers promptly upon request, and in no event later than one day after such request, at any time during such one-year period in order to facilitate such sales.


SECTION 4.    SHELF REGISTRATION

     (a) Shelf Registration.  If (i) the Company is not required to file an
         ------------------
Exchange Offer Registration Statement with respect to the Series B Notes because the Exchange Offer is not permitted by applicable federal law (after the procedures set forth in Section 6(a)(i) below have been complied with) or Commission policy or (ii) any Holder of Transfer Restricted Securities shall notify the Company within 20 Business Days following the Consummation of the Exchange Offer that (A) such Holder was prohibited by law or Commission policy from participating in the Exchange Offer or (B) such Holder may not resell the Series B Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, then the Company and the Guarantors shall (x) cause to be filed, on or prior to 35 days after the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement pursuant to clause
(i) above, or 35 days after the date on which the Company receives the notice specified in clause (ii) above, a shelf registration statement pursuant to Rule 415 under the Act (which may be an amendment to the Exchange Offer Registration

Statement (in either event, the "Shelf Registration Statement")), relating to
                                 ----------------------------
all Transfer Restricted Securities as to which the Holders have complied with
Section 4(b) hereof, and (y) use their respective best efforts to cause such Shelf Registration Statement to become effective on or prior to 130 days after the date on which the Company becomes obligated to file such Shelf Registration Statement; provided if the Exchange Offer has not been Consummated within 180 days of the Closing Date, then the Company and the Guarantors will file the Shelf Registration Statement with the Commission on or prior to the 181st day after the Closing Date. If, after the Company has filed an Exchange Offer Registration Statement which satisfies the requirements of Section 3(a) above, the Company is required to file and make effective a Shelf Registration Statement solely because the Exchange Offer is not permitted under applicable federal law, then the filing of the Exchange Offer Registration Statement shall be deemed to satisfy the requirements of clause (x) of the preceding sentence but shall have no effect on the requirements of clause (y) of the preceding sentence. The Company and the Guarantors shall use their respective best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by and subject to the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for sales of Transfer Restricted Securities by the Holders thereof entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of at least three years (as extended pursuant to Section 6(d)) following the date on which such Shelf Registration Statement first becomes effective under the Act or such shorter period that will terminate when all the Series A Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or are eligible for sale pursuant to Rule 144(k) under the Act.

     (b) Conditions to Company's and Guarantors' Obligations.  No Holder of
         ---------------------------------------------------
Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder (i) furnishes to the Company in writing, within 30 days after the mailing by the Company of a request therefor, the information with respect to such Holder specified in Items 507 and 508 of Regulation S-K under the Act for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein and (ii) agrees to be bound by the terms of this Agreement, including, without limitation, Sections 6(d), 8, 10, 11 and 12(d). No Holder of Transfer Restricted Securities shall be entitled to liquidated damages pursuant to Section 5 hereof unless and until such Holder shall have complied in all material respects with the foregoing sentence. In addition, each Holder desiring to include Transfer Restricted Securities in a Shelf Registration Statement shall also agree to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.


SECTION 5.    LIQUIDATED DAMAGES

     A "Registration Default" shall mean any of the following: (i) any
        --------------------
Registration Statement is not filed with the Commission on or prior to the date specified for such filings in Sections 3 and 4 of this Agreement; (ii) any Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this Agreement; (iii) the Exchange Offer has not been Consummated within 30 Business Days after the Exchange Offer Registration Statement is first declared effective by the Commission; (iv) any Registration Statement is filed and declared effective but shall thereafter cease to be effective for a period of one Business Day; or (v) at any time when the Prospectus is required by the Act to be delivered in connection with sales of Transfer Restricted Securities, the Company shall conclude, or the Holders of a majority in principal amount of the affected Transfer Restricted Securities shall reasonably conclude, based on advise of their counsel, and shall give notice to the Company, that either (A) any event shall occur or fact exist as a result of which it is necessary to amend or supplement the Prospectus in order that it will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or (B) it shall be necessary to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the Act or the rules of the Commission thereunder, and in the case of clause (A) or (B), the Registration Statement is not appropriately amended by an effective post-effective amendment, or the Prospectus is not amended or supplemented, in a manner reasonably satisfactory to the Holders of Transfer Restricted Securities within one Business Day after the Company shall so conclude or shall receive the above-mentioned notice from Holders of Transfer Restricted Securities. Upon the occurrence of a Registration Default, the Company and the Guarantors hereby jointly and severally agree to pay liquidated damages to each Holder of Transfer Restricted Securities affected by the Registration Default with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Securities held by such Holder for each week or portion thereof during which the Registration Default continues. The amount of the liquidated damages shall increase by an additional $.05 per week per $1,000 in principal amount of Transfer Restricted Securities with respect to each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of liquidated damages of $.50 per week per $1,000 principal amount of Transfer Restricted Securities. Notwithstanding anything to the contrary set forth herein, (1) upon filing of the Registration Statement, in the case of (i) above, (2) upon the effectiveness of the Registration Statement, in the case of (ii) above, (3) upon Consummation of the Exchange Offer, in the case of (iii) above, or (4) upon the renewal of effectiveness of the Registration Statement, or the effectiveness of a post-effective amendment thereto reasonably satisfactory to the Holders of a majority in principal amount of the Transfer Restricted Securities affected by the Registration Default, or the date of issuance of an amended or supplemented Prospectus reasonably satisfactory to the Holders of a majority in principal amount of the Transfer Restricted Securities affected by the Registration Default, in the case of (iv) above, the accrual of liquidated damages payable with respect to the Transfer Restricted Securities shall cease.

     All accrued liquidated damages shall be paid to the Holder or Holders of the Global Note by wire transfer of immediately available funds or by federal funds check, and to Holders of Physical Securities by mailing checks to their registered addresses on each Damages Payment Date. All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security shall cease to accrue at the time when it ceases to be a Transfer Restricted Security but any obligations then outstanding shall remain payable.

SECTION 6.    REGISTRATION PROCEDURES

     (a) Exchange Offer Registration Statement.  In connection with the Exchange
         -------------------------------------
Offer, the Company and the Guarantors shall comply with all applicable provisions of Section 6(c) below, shall use their respective best efforts to Consummate the Exchange Offer and to permit the resale of Broker-Dealer Transfer Restricted Securities, and shall comply with all of the following provisions:

              (i) If, following the date hereof there has been published a change in Commission policy with respect to exchange offers such as the Exchange Offer, such that in the reasonable opinion of counsel to the Company, there is a substantial question as to whether the Exchange Offer is permitted by applicable federal law, the Company and the Guarantors hereby agree to request a no-action or interpretive letter from the Commission staff allowing the Company and the Guarantors to Consummate the Exchange Offer. The Company and the Guarantors will not be obligated to pursue the issuance of such a letter beyond the Commission staff level. In connection with the foregoing, the Company and the Guarantors hereby agree to take all such other actions as are requested by the Commission staff in connection with the issuance of such letter, including without limitation
     (A) participating in telephonic conferences with the Commission staff, (B) delivering to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursuing a resolution (which need not be favorable) by the Commission staff of such submission.

              (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation of the Exchange Offer, a written representation to the Company and the Guarantors (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Series B Notes to be issued in the Exchange Offer and (C) it is acquiring the Series B Notes in its ordinary course of business. Each Holder shall also acknowledge and agree that any Holder using the Exchange Offer to participate in a distribution of the Series B Notes to be acquired in the Exchange Offer (1) could not rely on the position of the Commission staff enunciated in Morgan
                                                                          ------
     Stanley and Co., Inc. (available June 5, 1991), Exxon Capital Holdings
     ---------------------                           ----------------------
     Corporation (available May 13, 1988), Shearman & Sterling (available July
     -----------                           -------------------
     2, 1993), and similar interpretive letters (including, if applicable, any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction must be covered by an effective registration statement containing the selling security holder information required by
     Item 507 of Regulation S-K.

              (iii) Prior to effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are registering the Exchange Offer in reliance on the position of the Commission staff enunciated in the above-mentioned interpretive letters and, if applicable, any other interpretive letter obtained pursuant to clause (i) above, (B) including a representation that neither the Company nor any Guarantor has entered into any arrangement or understanding with any Person to distribute the Series B Notes to be received in the Exchange Offer and that, to the best of the Company's and each Guarantor's information and belief, each Holder participating in the Exchange Offer is acquiring the Series B Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Series B Notes to be received in the Exchange Offer and (C) including any other undertaking or representation required by the Commission as set forth in any interpretive letter obtained pursuant to clause (i) above.

     (b) Shelf Registration Statement.  In connection with the unrestricted
         ----------------------------
resale of Transfer Restricted Securities, the Company and the Guarantors shall comply with all applicable provisions of Section 6(c) below and shall use their respective best efforts to provide for such unrestricted resale and pursuant thereto, the Company and the Guarantors will prepare and file with the Commission a Registration Statement on any appropriate form relating to the registration under the Act of the Transfer Restricted Securities not excluded by
Section 4(b) hereof.

     (c) General Provisions.  In connection with any Registration Statement and
         ------------------
any related Prospectus required by this Agreement (including, without limitation, any Exchange Offer Registration Statement and the related Prospectus to the extent that the same are required to be available to permit sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers), the Company and the Guarantors shall:

              (i) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective and usable for resales of Transfer Restricted Securities for the applicable periods set forth in
     Section 3 or 4 hereof, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have ceased to be such; cause the Prospectus to be amended or supplemented as necessary for it to be usable for resales of Transfer Restricted Securities; and comply fully with Rules 424, 430A and 462, as applicable, under the Act in a timely manner;

              (ii) comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

              (iii) advise the selling Holders and their underwriters promptly and, if requested by them, confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supple ments to the Prospectus or for additional information relating thereto, (C) of the issuance by the

     Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the occurrence of any event described in clause (v) of the definition of Registration Default in Section 5. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company and the Guarantors shall use their respective best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

              (iv) furnish to (i) the Initial Purchasers, (ii) each selling Holder named in any Registration Statement or related Prospectus, (each, a "Named Holder"), (iii) any underwriter of a Named Holder, and (iv) any
      ----- ------
     person known to the Company to be a Restricted Broker-Dealer before filing with the Commission, copies of such Registration Statement or Prospectus and any amendments or supplements thereto (not including any documents incorporated by reference in the Registration Statement) which Registration Statement, Prospectus, amendment or supplement will be subject to the review and reasonable comment of the Initial Purchasers, the Named Holders and such underwriters, and the Company will not file any such Registration Statement, Prospectus, amendment or supplement (not including any documents incorporated by reference in the Registration Statement) to which the Initial Purchasers, such the Named Holders or such underwriters shall reasonably object within five Business Days after their receipt thereof. A Named Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission or fails to comply with the applicable requirements of the Act;

              (v) promptly upon the filing after the Closing Date of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the Named Holders and to their underwriters and any known Restricted Broker-Dealer, and make the Company's and the Guarantors' representatives available for discussion of such document and other customary due diligence matters;

              (vi) make available at reasonable times for inspection by the Named Holders, any managing underwriter participating in any disposition pursuant to a Registration Statement, any attorney or accountant retained by such Named Holders or any of such underwriters, and any known Restricted Broker-Dealer, all financial and other records, pertinent corporate documents and properties of the Company and the Guarantors, and cause the Company's and the Guarantors' officers, directors and employees to supply all information reasonably requested by any such Named Holder, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

              (vii) if requested by any Named Holders or known Restricted Broker-Dealer, promptly include in any Registration Statement or related Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Named Holders and their underwriters, if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriters, the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be included in such Prospectus supplement or post-effective amendment;

              (viii) furnish to each Named Holder, and their underwriters, if any, and any known Restricted Broker-Dealer without charge, at least one copy of the Registration Statement as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including, if requested, exhibits incorporated therein by reference);

              (ix) deliver to each Named Holder, and their underwriters, if any, and any known Restricted Broker-Dealer without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company and the Guarantors hereby consent to the use (in accordance with law) of the Prospectus and any amendment or supplement thereto by each of the Named Holders and Restricted Broker-Dealers, and their underwriters, if any, in connection with the offering and the resale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

              (x) enter into such agreements (including an underwriting agreement) and make such representations and warranties and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Shelf Registration Statement as may be reasonably requested by the Named Holders of a majority in principal amount of the Transfer Restricted Securities to be registered for resale pursuant to such Shelf Registration Statement contemplated by this Agreement, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company and the Guarantors shall:

              (A) furnish (or in the case of paragraphs (2) and (3), use its best efforts to furnish) to each Named Holder and each underwriter, if any, upon the effectiveness of the Shelf Registration Statement:

                   (1) certificates, dated the date of effectiveness of the
              Shelf Registration Statement, as the case may be, signed on behalf of the Company and each of the Guarantors by (x) the President or any Vice President and (y) a principal financial or accounting officer of the Company and each Guarantor, confirming, as of the date thereof, the matters set forth in paragraphs (a),
              (c) and (d) of Section 7 of the Purchase Agreement (with references therein to the Offering Memorandum changed to reference the Shelf Registration Statement), and such other matters as the Named Holders and their underwriters, if any, may reasonably request;

                   (2) an opinion, dated the date of effectiveness of the Shelf
              Registration Statement, of counsel for the Company and the Guarantors covering matters similar to those set forth in paragraphs (f) and (g) of Section 7 of the Purchase Agreement and such other matters as the Named Holders, and their underwriters, if any, may reasonably request, and in any event, including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company and the Guarantors, and representatives of the independent public accountants for the Company and the Guarantors, in connection with the preparation of the Shelf Registration Statement (as appropriate) and although such counsel has not independently verified the accuracy, completeness or fairness of any statements in the Shelf Registration Statement, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the Shelf Registration Statement, at the time it or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may state further that such counsel assumes no responsibility for, and has not indepen dently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial and statistical data included in any such Shelf Registration Statement; and

                   (3) a comfort letter, dated as of the date of effectiveness of the Shelf Registration Statement, from the Company's independent accountants, substantially in the form and covering matters covered in the comfort letters delivered pursuant to
              Section 7(i) of the Purchase Agreement;

              (B) set forth in full or incorporate by reference in the underwriting agreement, if any, in connection with any resale pursuant to any Shelf Registration Statement, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; an d

              (C) deliver such other documents and certificates as may be reasonably requested by the Named Holders, and their underwriters, if any, to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors pursuant to this clause (x).

     The above shall be done at each closing under such underwriting or similar agreement, as and to the extent required thereunder, and if at any time the representations and warranties of the Company and the Guarantors contemplated in
(A)(1) above cease to be true and correct, the Company and the Guarantors shall so advise the underwriters, if any and the Named Holders promptly and if requested by such Persons, shall confirm such advice in writing;

                   (xi) prior to any public offering of Transfer Restricted Securities, cooperate with the Named Holders, their underwriters, if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Named Holders or underwriters, if any, may reasonably request, and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that neither the Company nor any Guarantor shall be required in this connection to register or qualify as a foreign corporation or a dealer where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject ;

                   (xii) issue, upon the request of any Named Holder of Series A Notes covered by any effective Shelf Registration Statement, Series B Notes having an aggregate principal amount equal to the aggregate principal amount of Series A Notes surrendered to the Company by such Holder in exchange therefor; such Series B Notes to be registered in the name of such person designated by such Holder; provided that the Series A Notes held by such Holder shall be surrendered to the Company for cancellation;

                   (xiii) in connection with any sale of Transfer Restricted Securities that will result in such securities no longer being Transfer Restricted Securities, cooperate with the selling Holders and the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be resold and not bearing any restrictive legends; and to register such Transfer Restricted Securities in such denominations and such names as the Holders or the underwriters, if any, may request at least two Business Days prior to such resale of Transfer Restricted Securities;

                   (xiv) use their respective best efforts to cause the disposition of the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

                   (xv) subject to Section 6(c)(i), if any fact or event contemplated by Section 6(c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                   (xvi) provide a CUSIP number for all Series B Notes not later than the effective date of the first Registration Statement required by this Agreement and provide the Trustee under the Indenture with printed certificates for the Series B Notes which are in a form eligible for deposit with The Depository Trust Company;

                    (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD;

                    (xviii) otherwise use their respective best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders with regard to any applicable Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) covering a twelve-month period beginning after the effective date of the Registration Statement (as such term is defined in paragraph (c) of Rule 158 under the Act);

                   (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

                   (xx) provide promptly to each Holder upon request each document filed by the Company with the Commission pursuant to the requirements of Section 13 or Section 15(d) of the Exchange Act.

     (d)   Restrictions on Holders.  Each Named, Holder, upon receipt of any
           -----------------------
notice from the Company of the existence of any fact of the kind described in clause (v) of the definition of Registration Default in Section 5 hereof, will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus ("Advice"). If so
                                                               ------
directed by the Company, each Named Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such

Transfer Restricted Securities that was current at the time of receipt of either such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of such Shelf Registration Statement set forth in Section 4 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof or shall have received the Advice.


SECTION 7.    REGISTRATION EXPENSES

     (a) All expenses incident to the Company's and the Guarantors' performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser, Named Holder or underwriter with the NASD (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel) that may be required by the rules and regulations of the NASD);
(ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Series B Notes to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and the Guarantors; (v) all application and filing fees in connection with listing the Notes on a national securities exchange or automated quotation system pursuant to the requirements hereof; and (vi) all fees and disbursements of independent certified public accountants of the Company and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

     The Company will, in any event, bear its and the Guarantors' internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company or the Guarantors.

     (b) In connection with any Registration Statement required by this Agreement, the Company and the Guarantors will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities for the reasonable fees and disbursements of not more than one counsel, who shall be Cahill Gordon & Reindel or such other counsel chosen by the Holders of a majority in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.


SECTION 8.    INDEMNIFICATION

     (a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder and (ii) each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a "controlling person") and (iii) the respective officers, directors, partners, employees, representatives and agents of any Holder or any controlling person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an "Indemnified Holder"), to the fullest extent
                                  ------------------
lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Indemnified Holder) directly or indirectly caused by, related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, preliminary Prospectus or Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to any of the Holders furnished in writing to the Company by any of the Holders expressly for use therein; provided, however, that a Holder and its related Indemnified Holders will not be entitled to indemnity hereunder if (i) such untrue statement or omission or alleged untrue statement or omission was contained or made in any preliminary Prospectus and was identified in writing at such time to the Holders and corrected in the Prospectus or any amendment or supplement thereto, (ii) the Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact that was the subject matter of the related proceeding, (iii) any such loss, liability, claim, damage or expense suffered or incurred by such Holder resulted from any action, claim or suit by any Person who purchased Notes which are the subject thereof from such Holder and (iv) it is established in the related proceeding that such Holder failed to deliver or provide a copy of the Prospectus (as amended or supplemented) to such Person with or prior to the confirmation of the sale of such Notes sold to such Person if required by applicable law, unless such failure to deliver or provide a copy of the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 6(c)(ix) of this Agreement.

     In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing (provided, that the failure to give such notice shall not relieve the Company or the Guarantors of their obligations pursuant to this
Section 8 unless the Company was otherwise unaware of such obligations and only to the extent the Company was actually and materially prejudiced by such failure). Such Indemnified Holder shall have the right to employ its own counsel in any such action and the fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors (regardless of whether it is ultimately determined that an Indemnified Holder is not entitled to indemnification hereunder). However, the Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Holders of a majority in principal amount of the Notes which are the subject of such action or proceeding. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company's prior written consent, which consent shall not be withheld unreasonably, and the Company and the Guarantors agree to indemnify and hold harmless each Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company. Neither the Company nor any Guarantor shall, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or pro ceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

     (b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, and their respective directors, officers, and any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, and the respective officers, directors, partners, employees, representatives and agents of each such person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in any Registration Statement. In case any action or proceeding shall be brought against the Company, any Guarantor or its directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantors, and the Company, such Guarantor, such directors or officers or such controlling person shall have the rights and duties given to each Holder by the immediately preceding paragraph. In no event shall any Holder be liable or responsible for any amount in excess of the amount by which the total received by such Holder with respect to its sale of Transfer Restricted Securities pursuant to a Registration Statement exceeds (i) the amount paid by such Holder for such Transfer Restricted Securities and (ii) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     (c) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under Section 8(a) or Section 8(b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, from their sale of Transfer Restricted Securities or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the Guarantors, on the one hand, and of the Indemnified Holder, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or such Guarantor or by the Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 8(a), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

     The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 8(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Holder or its related Indemnified Holders shall be required to contribute, in the aggregate, any amount in excess of the amount by which the total received by such Holder with respect to the sale of its Transfer Restricted Securities pursuant to a Registration Statement exceeds the sum of (A) the amount paid by such Holder for such Transfer Restricted Securities plus (B) the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations to contribute pursuant to this
Section 8(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each of them, and not joint.

SECTION 9.    RULE 144A

     The Company and each Guarantor hereby undertake for so long as any Transfer Restricted Securities remain outstanding and during any period in which the Company or such Guarantor is not subject to Section 13 or 15(d) of the Securities Exchange Act, to make available, upon request of any Holder of Transfer Restricted Securities, to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof, and any prospective purchaser of such Transfer Restricted Securities designated by such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


SECTION 10.    UNDERWRITTEN REGISTRATIONS

     No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in customary underwriting arrangements entered into in connection therewith and (b) completes and executes all reasonable questionnaires, powers of attorney, and other documents required under the terms of such underwriting arrangements.

SECTION 11.    SELECTION OF UNDERWRITERS

     For any Underwritten Offering, the investment banker or investment bankers and manager or managers for any Underwritten Offering that will administer such offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering. Such investment bankers and managers are referred to herein as the "underwriters."


SECTION 12.    MISCELLANEOUS

     (a) Remedies.  Each Holder, in addition to being entitled to exercise all
         --------
rights provided herein, in the Indenture, the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Company and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by them of the provisions of this Agreement and hereby agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements.  Neither the Company nor any Guarantor
         --------------------------
will, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any Guarantor has previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's and the Guarantors' securities under any agreement in effect on the date hereof.

     (c) Adjustments Affecting the Notes.  Neither the Company nor any Guarantor
         -------------------------------
will take any action, or voluntarily permit any change to occur, with respect to the Notes that would materially and adversely affect the ability of the Company and the Guarantors to Consummate any Exchange Offer.

     (d) Amendments and Waivers.  The provisions of this Agreement may not be
         ----------------------
amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless (i) in the case of Section 5 hereof and this Section 12(d)(i), the Company has obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, the Company has obtained the written consent of Holders of a majority in aggregate principal amount of Transfer Restricted Securities then outstanding. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer, and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer, may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered pursuant to such Exchange Offer.

     (e) Notices.  All notices and other communications provided for or
         -------
permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

     (i) if to a Holder, at the address set forth on the records of the Trustee under the Indenture, with a copy to the Trustee under the Indenture; and

     (ii) if to the Company or the Guarantors:

          301 Merritt 7 Corporate Park
          Norwalk, CT 06856
          Telecopier No.:  (203) 750-5856
          Attention:

          With a copy to:

          Carter, Ledyard & Milburn
          2 Wall Street
          New York, NY 10005
          Telecopier No.: (212) 732-3232
          Attention:  Vincent Monte-Sano

     All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged, if telecopied or sent by telex; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

     Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

     (f) Successors and Assigns.  This Agreement shall inure to the benefit of
         ----------------------
and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities directly from such Holder.

     (g) Counterparts.  This Agreement may be executed in any number of
         ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (h) Headings.  The headings in this Agreement are for convenience of
         --------
reference only and shall not limit or otherwise affect the meaning hereof.

     (i) Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

     (j) Severability.  In the event that any one or more of the provisions
         ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (k) Entire Agreement.  This Agreement is intended by the parties as a final
         ----------------
expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                    PLASTIC CONTAINERS, INC.


                                    By:/s/
                                       -------------------------------
                                          Name:
                                          Title:

                                    CONTINENTAL PLASTIC CONTAINERS, INC.


                                    By:/s/
                                       -------------------------------
                                          Name:
                                          Title:

                                    CONTINENTAL CARIBBEAN CONTAINERS,
                                     INC.


                                    By:/s/
                                       -------------------------------
                                          Name:
                                          Title:

DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION

LEHMAN BROTHERS INC.

SOCIETE GENERALE SECURITIES CORPORATION


By:  Donaldson, Lufkin & Jenrette
       Securities Corporation



By:/s/
   -----------------------------------
      Name:
      Title: